UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 3, 2005
Date of report (Date of earliest event reported)
MARINEMAX, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-14173	59-3496957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18167 U.S. HIGHWAY 19, NORTH
SUITE 300
CLEARWATER, FLORIDA
33764
(Address of Principal Executive Offices) (Zip Code)
(727) 531-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     Effective October 3, 2005, the Board of Directors of MarineMax, Inc. (the “Company”) elected Joseph Watters as a director of the Company. There were no arrangements or understandings between Mr. Watters and any other persons pursuant to which Mr. Watters was selected as a director of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINEMAX, INC.

Date: October 5, 2005	By:	/s/ Michael H. McLamb

Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary